                                                                EXHIBIT 10.25


                                 BUILDING LEASE

         THIS LEASE is made as of the 29th day of May, 1990, by and between Michael J. Pollastro, Gary T. Pollastro, and John and Carmen Pollastro, husband and wife, Tenants in Common, whose address is c/o Michael Pollastro, 4213 Lakeridge Drive East, Sumner, Washington 98390, hereinafter referred to as "Lessor", and AUTOMATED REGISTER SYSTEMS, INC., a Washington corporation, hereinafter referred to as "Lessee."

         1. DESCRIPTION. Lessor, in consideration of the agreements contained in this Lease, does hereby lease to Lessee, upon the terms and conditions hereinafter set forth, that certain building commonly known as the Automated Retail Systems Building and the real property (the "Property") upon which it is situated in the City of Seattle, State of Washington (collectively, the "Premises"), legally described as follows:

         Lots 17, 18, 19, 20, 21 and 22, Block 26, Hill Tract Addition to the City of Seattle, Supplemental Plat, according to the plat recorded in Volume II of Plats, Page 51, in King County, Washington,

         2.       TERM.  The term of this Lease shall be for a period of ten
(10) years, commencing upon the later of October 1, 1990, or Lessor's receipt of a certificate of occupancy for the Building, and ending at the expiration of the one hundred twentieth (120th) month following the commencement date.

         3.       RENT.   During the first three years of the lease term,
Lessee covenants and agrees to pay Lessor rent each month in advance on the first day of each calendar month in the sum of

Seven Thousand and no/100's Dollars ($7,000.00). Rent for any fractional calendar month, at the beginning or end of the term, shall be the pro rated portion of the rent. Rent for each one-year period following the first three years of the lease term will be determined by applying the annual Consumer Price Index ("CPI") percentage increase, if any, for the one-year period ending January first (lst) of the year of increase and adding that amount to the then current rent in order to establish the rent for the following year. Such rental as established will be paid in equal monthly installments commencing on November first (1st), and payable on the first day of each month thereafter. The annual CPI percentage change will be determined by the report from the United States Department of Labor, Bureau of Statistics, for the Seattle-Everett Metropolitan Area for all Urban Consumers (calculated on the Base Period: 1967=100). In the event the Seattle-Everett, Washington Metropolitan Area CPI for all Urban Consumers presently published by the United States Department of Labor, Bureau of Labor Statistics, is discontinued, then the parties shall follow, for the purpose of determining the rent hereunder, any official CPI, whether so named or designated or not, issued by any authorized agency of the United States which is designed to supplant or take the place of the presently issued CPI. In no event shall the minimum monthly or rent be less than the amount previously stated in this Paragraph 3.

         4. CONSIDERATION. As consideration for the execution of this Lease, Lessee has paid to Lessor the first month's rent in the sum of Seven Thousand and no/100 Dollars ($7,000,00), receipt of which is hereby acknowledged,

         5. USES. Lessee agrees that Lessee will use and occupy said Premises for a business office only and for no other purpose.

         6. RULES AND REGULATIONS. Lessee and their agents, employees, servants or those claiming under Lessee will at all times observe, perform and abide by all of the Rules and Regulations printed on this instrument or such reasonable rules and regulations which may be hereafter promulgated by Lessor, all of which it is covenanted and agreed by the parties hereto shall be and are hereby made a part of this Lease.

         7. MAINTENANCE AND REPAIR. Lessee shall maintain the roof, exterior walls, and foundations of the Building in good repair, at its own expense, except that Lessor shall pay for the repair of any damage caused by Lessor, its agents, employees, or invitees. Lessee shall, at its own expense, at all times keep the Premises neat, clean, and in a safe and sanitary condition, and remove all ice and snow therefrom, keep the glass and all windows and doors thereof clean and presentable, maintain and keep the Premises and entries thereto in a good state of repair, and shall commit no waste of any kind, and without limiting the generalities thereof, shall maintain the outside doors and their closure apparatus and mechanisms, and replace all cracked or broken glass in the Premises. Lessee shall maintain, operate, and repair the electrical, mechanical, automatic fire sprinkler, and other utility systems within the Premises, including air conditioning, together with all connections to utility distribution systems.

         8. UTILITIES AND TAXES. Lessee covenants and agrees to pay promptly when due, all of the following:

                  (a) All charges for water, sewer, garbage disposal, telephone, lights, heat, gas, power, and any other utilities or services and like charges, including any fire protection charge, furnished to or consumed upon the Premises, Lessor shall not be liable for any injury or damages suffered as a result of the interruption of these utility services.

                  (b) All license and permit fees, business and occupation taxes, and any other fees and taxes applicable to property of Lessee or the business conducted upon the Premises, presently in effect or subsequently levied by federal, state, county, or municipal governments or any political subdivision thereof.

                  (c) Should there presently be in effect or should there be enacted during the term of this Lease any law, statute, or ordinance levying any tax (other than federal or state income taxes) directly or indirectly, in whole or in part, upon rents or the income from the real property or rental property, or increasing any such tax, Lessee shall reimburse Lessor monthly, as additional rent, at the same time as monthly rental payments are due hereunder, for the actual amount of all such taxes paid.

         9. ASSIGNMENT. Lessee shall not assign or sublet this Lease or the Premises in whole or in part, or any interest hereunder, and will not permit the use of said Premises by others other than Lessee, its agents and employees, without first obtaining the written consent of Lessor, which consent shall not be unreasonably withheld, and in the event such written consent shall be given, no other or subsequent assignment or subletting shall be made without the previous written consent of Lessor, which consent shall not be unreasonably withheld. This Lease, or any interest hereunder, shall not be assigned or assignable by operation of law.

         10. ALTERATIONS. Lessee shall not make any alterations or improvements in, or additions to, said Premises without first obtaining the written consent of Lessor, and all such alterations, additions and improvements shall be at the sole cost and expense of Lessee and shall become the property of Lessor and shall remain in and be surrendered with the Premises as a part thereof at the termination of this Lease, without disturbance, molestation or injury.

         11. RESTRICTIONS. Lessee will not use or permit to be used in said Premises anything that will increase the rate of insurance on the Building or any part thereof, nor anything that may be dangerous to life or limb; nor in any manner deface or injure the Building or any part thereof; nor overload any floor or part thereof; nor permit any objectionable noise or odor to escape or to be emitted from the Premises, or do anything or permit anything to be done upon said Premises in any way tending to create a nuisance or to disturb any other tenant or occupant of any part of the Building; that Lessee at Lessee's expense will comply with all health, fire and police regulations respecting the Premises.

         12. ACCESS. Lessee will allow and does hereby grant Lessor and/or Lessor's agents the right of free access at all reasonable times to the Premises for the purpose of inspection or of making repairs, additions or alterations to the Premises; provided, this provision shall not be construed to impose any obligation to repair upon Lessor. Lessor, its janitor or engineer may retain a pass key to said Premises to enable examination of the Premises from time to time with reference to any emergency or to the general maintenance of said Premises.

         13. ATTORNEY'S FEES. In the event suit is brought to enforce any of the provisions of this Lease, or for breach of any condition or covenants contained herein, the prevailing party shall be entitled to recover reasonable attorney's fees.

         14. INSOLVENCY. If the Lessee becomes insolvent, makes an assignment for the benefit of creditors, or a receiver is appointed for the business or property of Lessee and said appointment is not vacated within thirty
(30) days, Lessor may terminate this Lease, which termination shall reserve unto Lessor all of the rights and remedies available under Paragraph 15 hereof, and Lessor may accept rent from such assignee or receiver without waiving or forfeiting said right of termination; that the filing in a court of competent jurisdiction of a petition seeking to have Lessee adjudged bankrupt, if said petition is not dismissed within thirty (30) days, shall automatically forfeit and terminate this Lease and Lessee shall immediately owe, and agrees to pay to Lessor, a lump sum equal to the amount that the rental provided for herein exceeds the reasonable rental value of Premises for the remainder of the term hereof.

         15.      ARREARAGES.  If any rent is in arrears for a period of ten
(10) days after receipt by Lessee of written notice from Lessor of such alleged arrearages, or if this Lease is terminated in accordance with any of the terms herein (with the exception of Paragraph 13), or if Lessee shall fail at any time to keep or perform any of the covenants or conditions of this Lease other than the covenant for the payment of the monthly rent and such failure shall not be cured within the ten (10) day period following receipt by Lessee of written notice from Lessor of such alleged failure then, and in either or any of such events, Lessor may, at Lessor's option, enter into and repossess the Premises and remove from the Premises and expel all goods and effects without being deemed guilty of trespass and/or without prejudicing any remedy or remedies which might otherwise be used by Lessor for arrears of rent or preceding breach of covenant or condition of this Lease, and upon entry as aforesaid, said term if not otherwise terminated shall immediately cease and terminate and Lessee shall be liable (in addition to any other damage arising under any other paragraph hereof) to Lessor for any deficiency arising from reletting the Premises at a lesser rental than agreed to herein. In the event of such re-entry and repossession, Lessor shall have the right, but not the obligation, to remove from the Premises all personal property located therein and may place the same in storage in the Building or in a public warehouse at the expense and risk of the owners thereof,

         16. RISK. All personal property of any kind or description whatsoever in the Premises shall be at the Lessee's sole risk and the Lessor shall not be liable for any damage done to or loss of such personal property or damage or loss suffered by the business or occupation of the Lessee arising from any acts or neglect of Lessee, its agents, employees, servants, customers or clients, or from bursting, overflowing or leaking of water, sewer or steam pipes or from the heating or plumbing fixtures or from electric wires, or from gas, odors, or caused in any other manner whatsoever.

         17. INSURANCE. During the term of this Lease, Lessee, at its sole cost and expense, shall carry and maintain:

                  (a) Comprehensive public liability insurance, such insurance to afford protection in the minimum combined limit of not less than $5,000,000 or such other amount as Lessor may deem necessary, based on periodic insurance reviews, with respect to injury or damaged persons or property.

                  (b) Fire insurance with extended coverage endorsement upon Lessee's equipment, furniture, fixtures, improvements, merchandise, and any other personal property located in the Premises in the amount of the full insurable value thereof.

                  (c) All-risk insurance with extended coverage endorsement covering the Building and all improvements located on the Premises in the amount of the full insurable value thereof.

                  (d) Such policies of insurance shall not be cancelable without thirty (30) days prior written notice thereof to Lessor, and, at Lessor's request, to any holder of a security interest in the Building, and shall name Lessor and any such security holder, at Lessor's request, as an additional named insured. Lessee shall submit a certificate of such policies to Lessor, and, at Lessor's request, to any party holding a security interest in the Building.

         18. INDEMNIFICATION. Lessee will indemnify and hold harmless Lessor from any claim, liability or suit on behalf of any person, persons, corporations and/or firms for any injuries or damages occurring in or about the Premises or on or about the sidewalk, stairs, or thoroughfares adjacent thereto where said damage or injury was caused or partially caused by the ordinary or gross negligence or intentional act of Lessee and/or by Lessee's agents, employees, servants, customers, or clients.

         19. DAMAGE OR DESTRUCTION. In the event the Premises are rendered untenantable in whole or in excess of twenty-five percent (25%) thereof by fire, the elements, or other casualty, Lessor may elect, at its option, not to restore or rebuild the Premises and shall so notify Lessee, in which event Lessee shall vacate the Premises and this Lease shall be terminated; or, in the alternative, Lessor shall notify Lessee, within thirty (30) days after the notice of such casualty, that Lessor will undertake to rebuild or restore the Premises, and that such work can be completed within one hundred eighty (180) days from the date of such notice. If Lessor cannot restore or rebuild the Premises within the said one hundred eighty (180) days, then the Lease may be terminated at Lessee's option by written ten- (10-) day notice to Lessor. During the period of untenantability, rent shall abate in the same ratio as the portion of the Premises rendered untenantable bears to the whole of the Premises; provided, that if the damage is due to the fault or neglect of Lessee, there shall be no abatement of rent.

         20. EMINENT DOMAIN. If the whole of the Premises shall be taken by any public authority under the power of eminent domain, or purchased by the condemnor in lieu thereof, then the term of this Lease shall cease as of the date possession is taken by such public authority. If only a part of the Premises shall be so taken, the Lease shall terminate only as to the portion taken, and shall continue in full force and effect as to the remainder of said Premises, and the rent amount shall be reduced proportionately; provided, however, if the remainder of the Premises cannot be made tenantable for the purposes for which Lessee has been using the Premises, in Lessee's judgment, or if more than twenty-five percent (25%) of the rentable square footage of the Premises shall be so taken, then either party, by written notice to the other, given at least thirty (30) days prior to the date that possession must be surrendered to the public authority, may terminate this Lease effective as of such surrender of possession. In the event of any such taking, whether whole or partial, Lessor shall be entitled to any and all awards, settlements, or compensation which may be given for the land and buildings. Lessee shall have no claim against Lessor for the value of any unexpired term of this Lease.

         21. SUBORDINATION. This Lease and all interest and estate of Lessee hereunder is subject to and is hereby subordinated to all present and future mortgages and deeds of trust affecting the Premises. The Lessee agrees to execute, at no expense to the Lessor, any instrument which may be deemed necessary or desirable by the Lessor to further effect the subordination of this Lease to any such mortgage or deed of trust.

         22. SIGN RESTRICTION. No sign, picture, advertisement or notice shall be displayed, inscribed, painted or affixed to any of the glass or woodwork of the leased Building without the approval of Lessor, which approval will not be unreasonably withheld.

         23. LOCKS. No additional locks shall be placed upon any doors of the Premises. Keys will be furnished to each door lock. At the termination of the Lease, Lessee shall surrender all keys to the Premises.

         24. WAIVER OF SUBROGATION. Notwithstanding anything contained herein to the contrary, in the event of loss or damage to the Building, the Premises and/or any contents herein, each party shall look first to any insurance in its favor before making any claim against the other party; and to the extent possible without additional cost, each party shall obtain for each policy of such insurance, provisions permitting waiver of any claim against the other party for loss or damage within the scope of the insurance company, and each party, to such extent permitted, for itself and its insurers, waives all such insured claims against the other party.

         25. REAL PROPERTY TAXES. Lessee agrees to reimburse Lessor for all real property taxes on the Premises. Lessor shall notify Lessee promptly of amounts owing and upon receipt of an increased assessment for the Premises, all of which sum Lessee shall pay to Lessor no later than five (5) days before such payments are due to the taxing authorities. Lessee shall be entitled to challenge such increased assessment at its own expense. Lessee shall not be obligated to pay any penalty for delinquent payment by Lessor of such taxes, unless Lessee shall have failed to pay such sum due to Lessor as herein provided. For any year in which the Lease terminates or expires before the end of the calendar year, any reimbursement by Lessee hereunder shall be prorated. Lessee shall be required to pay any assessments levied against the Premises in accordance with this paragraph 25. Provided, however, that the Lessor shall be required to elect, if possible, to pay such assessment in the maximum number of installments allowed by law.

         26. HOLDING OVER. If Lessee holds possession of the Premises after the term of this Lease, Lessee shall be deemed to be a month-to-month tenant upon the same terms and conditions as contained herein.

         27. NO REPRESENTATIONS. The Lessor has made no representations or promises except as contained herein or in some further writings signed by Lessor.

         28. QUIET ENJOYMENT. Lessor covenants that if and so long as Lessee pays the rent and performs the covenants contained in this Lease, Lessee shall hold and enjoy the Premises peaceably and quietly, subject to the provisions of this Lease.

         29. BINDING EFFECT. The parties agree that each of the provisions of this Lease shall extend to and shall, as the case may require, bind and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns, subject, however, to the provisions covering assignment and subletting of this Lease. It is also understood and agreed that the terms "Lessor" and "Lessee" and verbs and pronouns in the singular number are uniformly used throughout this Lease regardless of gender, number or fact of incorporation of the parties hereto, The typewritten riders or supplemental provisions, if any, attached or added hereto are made a part of this Lease by reference. It is further agreed that no waiver by Lessor of a breach by Lessee of any covenant or condition of this Lease shall be construed to be a waiver of any succeeding breach of the same or any other covenant or condition.

         WITNESS WHEREOF, the parties hereof have executed this Lease as of the day and year first above written.

LESSOR:

                              Michael J. Pollastro
                              --------------------------------------

                              Gary T. Pollastro
                              --------------------------------------

                              John Pollastro
                              --------------------------------------

                              Carmen Pollastro
                              --------------------------------------


LESSEE:                       AUTOMATED REGISTER SYSTEMS, INC., a
                              Washington corporation



                              By____________________________________
                                Michael J. Pollastro
                                Its President

                        FIRST AMENDMENT TO BUILDING LEASE


      THIS FIRST AMENDMENT TO BUILDING LEASE is made and entered into as of this first day of January, 1997, by and between AUTOMATED RETAIL SYSTEMS, INC., a Delaware corporation ("Lessee"), and Michael Pollastro, Gary T. Pollastro, and John and Carmen Pollastro, husband and wife, tenants in common ("Lessor").

      On or about May 29, 1990, the parties hereto entered into that certain Building Lease, a copy of which is attached hereto and incorporated by this reference as if fully set forth herein (the "Lease"). The parties now desire to amend the lease for the first time, as hereinafter provided.

      In consideration of the forgoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amendment the Lease for the first time, as follows:

1.    Section 1 shall be restated in its entirety, as follows:

      1. DESCRIPTION. Lessor, in consideration of the agreements contained in this Lease, does hereby lease to Lessee, upon the terms and conditions hereinafter set forth, 11,158 square feet (as depicted on Schedule A attached) of that certain building commonly known as the Automated Retail Systems Building (the "Premises") situated upon the real property (the "Property") in the City of Seattle, State of Washington, legally described as follows:

            Lots 17, 18, 19, 20, 21, and 22, Block 26, Hill Tract Addition to the City of Seattle, Supplemental Plat, according to the plat recorded in Volume II of Plats, Page 51, in King County, Washington.

2.    Section 2 shall be restated in its entirety, as follows:

      2. TERM. The term of this Lease shall be for a period commencing upon the later of October 1, 1990, or Lessor's receipt of a certificate of occupancy for the Building, and ending on December 31, 2003.

3. Section 3 shall be modified by adding the following sentence at the conclusion of the Section : "Notwithstanding the forgoing, from and after January 1, 1997, Lessee shall pay rent on the first day of each calendar month of FIFTEEN THOUSAND SIXTY-THREE AND 30/100 DOLLARS ($15,063.30), together with one-twelfth of the annual increase of the actual cost of taxes, insurance, utilities, and maintenance for the Premises in relation to the costs of such items for the calendar year 1996."

4. Section 4 shall be modified by adding the following as the last sentence to the Section : "In the event Michael Pollastro shall not be president of the Lessee for any reason, the Lessee shall thereupon deposit with Lessor, as a security deposit, a sum equal to the rent due and payable as of the first day of the month immediately preceding the date of such change of officers."

5. Section 7 shall be modified by imposing upon Lessor all obligations imposed upon Lessee in such section; provided, however, such modification shall not be deemed to relieve Lessee of its duty to "commit no waste of any kind."

6. Section 8 shall be modified to impose upon Lessor the obligation to pay those items of cost identified in Subsection 8(a).

7. Section 17 shall be modified by substituting "Lessor" for "Lessee" in line one thereof, and deleting the last sentence of Subsection 17(d).

8.    Section 21 shall be modified by restating the final sentence, as follows:
      "The Lessee agrees to execute, at no expense to the Lessor, any instrument which may be deemed necessary or desirable by the Lessor to further effect the subordination of this Lease to any such mortgage or deed of trust, or to allow an assignment of this Lease for security purposes to any lender providing financing with respect to the Property.

9.    Section 25 shall be restated in its entirety, as follows:

      25. REAL PROPERTY TAXES. Lessor shall pay all real property taxes on the Property and building. Lessee shall pay any personal property taxes assessed upon its property located upon the Premises.

10.   Section 26 shall be restated in its entirety, as follows:

      26. HOLDING OVER. If Lessee holds possession of the Premises after the term of this Lease, Lessee shall be deemed to be a month-to-month tenant upon the same terms and conditions as contained herein, except that the rent then specified herein shall be increased by Fifty Percent (50%).

      Except as otherwise provided herein, the Lease shall remain unmodified and in full force and effect.


                                     LESSOR:


                                     ___________________________________________
                                     Michael Pollastro

                                     ___________________________________________
                                     Gary Pollastro




                                     ___________________________________________
                                     John Pollastro




                                     ___________________________________________
                                     Carmen Pollastro



                                     LESSEE:

                                     AUTOMATED RETAIL SYSTEMS, INC.



                                     By_________________________________________
                                         Michael Pollastro, President

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

      I certify that I know or have satisfactory evidence that Michael Pollastro is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

      DATED: ______________________


                                    ____________________________________________
                                    (Signature)


                                    ____________________________________________
                                    (Printed Name)

                                    NOTARY PUBLIC in and for the State of
                                    Washington, residing at_____________________
                                    My commission expires:______________________



STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

      I certify that I know or have satisfactory evidence that Gary Pollastro is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

      DATED: ______________________


                                    ____________________________________________
                                    (Signature)


                                    ____________________________________________
                                    (Printed Name)

                                    NOTARY PUBLIC in and for the State of
                                    Washington, residing at_____________________
                                    My commission expires:______________________



STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

      I certify that I know or have satisfactory evidence that John Pollastro is the person who appeared before me, and said person acknowledged that he signed this instrument and acknowledged it to be his free and voluntary act for the uses and purposes mentioned in the instrument.

      DATED: ______________________


                                    ____________________________________________
                                    (Signature)


                                    ____________________________________________
                                    (Printed Name)

                                    NOTARY PUBLIC in and for the State of
                                    Washington, residing at_____________________
                                    My commission expires:______________________

STATE OF WASHINGTON     )
                        ) ss.
COUNTY OF KING          )

      I certify that I know or have satisfactory evidence that Carmen Pollastro is the person who appeared before me, and said person acknowledged that she signed this instrument and acknowledged it to be her free and voluntary act for the uses and purposes mentioned in the instrument.

      DATED: ______________________


                                    ____________________________________________
                                    (Signature)


                                    ____________________________________________
                                    (Printed Name)

                                    NOTARY PUBLIC in and for the State of
                                    Washington, residing at_____________________
                                    My commission expires:______________________